UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         September 17, 2009

DIGITAL LIFESTYLES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27828	13-3779546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

649 Sparta Highway, Suite 102, Crossville, TN	38555
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(931) 707-9601

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On September 17, 2009 Digital Lifestyles Group, Inc. issued a press release announcing the Board’s decision to proceed with a name change of the company and the company’s intention to begin operations in the energy sector.  A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

99.1         Press release dated September 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIFESTYLES GROUP, INC.

Date: September 17, 2009	By: /s/ Ken Page
Ken Page, Chief Executive Officer and President

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